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                                                            Rule 497(d)
                                                            Reg. No. 333-94557



                              National Equity Trust
                          B2B E-Commerce Enablers Trust

                   Supplement to Prospectus dated July 7, 2000

Sales charge:

After the first  Deferred  Sales Charge  Deduction  Date, as the Deferred  Sales
Charge ("DSC") declines the Initial Sales Charge will increase so that the remaining DSC in the first year and the Initial Sales Charge will total 3% of the Public Offering Price. Unit Holders holding Units on the Second Year Commencement Date will be charged an additional Deferred Sales Charge of $20.00 per 1,000 Units, payable at the rate of $2.00 per 1,000 Units for the first 10 months in the second year of the Trust. The Initial Sales Charge and the DSC payable over two years will equal 5% of the Public Offering Price.